Income Tax Matters - Significant Components of Income Tax Expense (Benefit) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Current tax expense (benefit):
Federal	$ 389	$ 11	$ (98)
State	81	44	2
Total	470	55	(96)
Deferred tax expense (benefit):
Federal	228	458	285
State	108	135	153
Total	336	593	438
Net provision for income taxes	$ 806	$ 648	$ 342